Exhibit 10.1
Larence Park has entered into a Change of Control Agreement with the Company that is substantially identical in all respects to the agreement with Paul F. Walsh that was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.